UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 21, 2021

Commission	Registrant; State of Incorporation;	IRS Employer
File Number	Address; and Telephone Number	Identification No.

1-9513	CMS ENERGY CORPORATION (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-2726431

1-5611	CONSUMERS ENERGY COMPANY (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-0442310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
CMS Energy Corporation Common Stock, $0.01 par value	CMS	New York Stock Exchange
CMS Energy Corporation 5.625% Junior Subordinated Notes due 2078	CMSA	New York Stock Exchange
CMS Energy Corporation 5.875% Junior Subordinated Notes due 2078	CMSC	New York Stock Exchange
CMS Energy Corporation 5.875% Junior Subordinated Notes due 2079	CMSD	New York Stock Exchange
Consumers Energy Company Cumulative Preferred Stock, $1.00 par value: $4.50 Series	CMS-PB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company:  CMS Energy Corporation ☐        Consumers Energy Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  CMS Energy Corporation ☐  Consumers Energy Company ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 21, 2021, Consumers Energy Company ("Consumers"), a wholly-owned subsidiary of CMS Energy Corporation ("CMS Energy"), signed a Purchase and Sale Agreement, dated as of June 21, 2021 with New Covert Generating Company, LLC (the "Covert Agreement"). Pursuant to the Covert Agreement, Consumers will acquire the New Covert Generating Facility, which is a 1,176-megawatt natural gas-fired combined cycle generating plant located in Van Buren County, Michigan. The purchase price, $810 million, will be adjusted by post-Closing working capital adjustments.

The Covert Agreement contains a number of customary representations, warranties, covenants and closing conditions. The closing conditions include approvals by the Federal Energy Regulatory Commission, the Michigan Public Service Commission and the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and reconnection with the Midcontinent Independent System Operator, Inc. system (or a reasonably acceptable alternative arrangement). The Covert Agreement also contains indemnification provisions, subject to specified limitations as to time and amount. The closing of the transaction is targeted for the second quarter of 2023 and the Covert Agreement provides that a party not in default may terminate the Covert Agreement if closing does not occur by September 30, 2023. However, Consumers and CMS Energy cannot predict with certainty whether or when the closing conditions will be satisfied or whether or when this transaction will be consummated.

The foregoing description of the Covert Agreement does not purport to be complete and is qualified in its entirety by the provisions of the Covert Agreement, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Also, on June 21, 2021, Consumers signed a Purchase and Sale Agreement, dated as of June 21, 2021 with Dearborn Industrial Generation, LLC, CMS Generation Michigan Power, LLC, and CMS Energy Resource Management Company (the "Enterprises Agreement"). Pursuant to the Enterprises Agreement, Consumers will acquire three additional Michigan natural gas-fired power plants: Dearborn Industrial Generation, which is a 770-megawatt natural gas and waste gas co-generation power plant in Wayne County; Kalamazoo River Generating Station, which is a 75-megawatt plant in Kalamazoo County; and the Livingston Generating Station, which is a 156-megawatt plant in Otsego County. The purchase price, $515 million, will be adjusted by post-Closing working capital adjustments, and certain other adjustments.

The Enterprises Agreement contains a number of customary representations, warranties, covenants and closing conditions. The closing conditions include approvals by the Federal Energy Regulatory Commission, and the Michigan Public Service Commission. The Enterprises Agreement also contains indemnification provisions, subject to specified limitations as to time and amount. The closing of the transaction is targeted for April 2025 and the Enterprises Agreement provides that a party not in default may terminate the Enterprises Agreement if closing does not occur by May 2027. However, Consumers and CMS Energy cannot predict with certainty whether or when the closing conditions will be satisfied or whether or when this transaction will be consummated.

Dearborn Industrial Generation, LLC, CMS Generation Michigan Power, LLC, and CMS Energy Resource Management Company are subsidiaries of CMS Enterprises Company (“CMS Enterprises”), a wholly-owned subsidiary of CMS Energy or HYDRA-CO Enterprises, Inc., a wholly-owned subsidiary of CMS Enterprises.

The foregoing description of the Enterprises Agreement does not purport to be complete and is qualified in its entirety by the provisions of the Enterprises Agreement, which is attached hereto as Exhibit 10.2 and incorporated by reference herein.

Item 8.01. Other Matters.

On June 23, 2021, Consumers announced details of its updated Integrated Resource Plan, including its plan to end coal use by 2025. The News Release and Presentation which are attached hereto as Exhibits 99.1 and 99.2 are incorporated by reference.

Investors and others should note that CMS Energy routinely posts important information on its website and considers the Investor Relations section, www.cmsenergy.com/investor-relations, a channel of distribution.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Index
10.1	Purchase and Sale Agreement dated June 21, 2021 by and among Consumers Energy Company and New Covert Generating Company, LLC *
10.2	Purchase and Sale Agreement dated June 21, 2021 by and among Consumers Energy Company and Dearborn Industrial Generation, LLC, CMS Generation Michigan Power, LLC, and CMS Energy Resource Management Company *
99.1	Consumers News Release dated June 23, 2021
99.2	Consumers presentation dated June 2021
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

*Schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K.

This 8-K contains "forward-looking statements." The forward-looking statements are subject to risks and uncertainties that could cause CMS Energy’s and Consumers Energy’s results to differ materially. All forward-looking statements should be considered in the context of the risk and other factors detailed from time to time in CMS Energy's and Consumers Energy's Securities and Exchange Commission filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

CMS ENERGY CORPORATION

Dated:	June 23, 2021	By:	/s/ Rejji P. Hayes
Rejji P. Hayes
Executive Vice President and Chief Financial Officer

CONSUMERS ENERGY COMPANY

Dated:	June 23, 2021	By:	/s/ Rejji P. Hayes
Rejji P. Hayes
Executive Vice President and Chief Financial Officer